UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

☒ Filed by the Registrant	☐ Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

nVent Electric PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V65291-P23099 NVENT ELECTRIC PLC 2025 Annual General Meeting Vote by May 14, 2025 11:59 PM ET You invested in NVENT ELECTRIC PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 16, 2025. Get informed before you vote View the Annual Report on Form 10-K, Notice of Annual General Meeting, Proxy Statement and Irish Statutory Financial Statements and Related Reports online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 16, 2025 8:00 AM British Summer Time The Lanesborough London Hyde Park Corner London, SW1X 7TA, United Kingdom** NVENT ELECTRIC PLC C/O BROADRIDGE 51 MERCEDES WAY EDGEWOOD, NY 11717 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. **If we are unable to hold the meeting at the location, date and/or time, it will be held at an alternative location, date and/or time that we will publicly announce.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V65292-P23099 Voting Items Board Recommends 1. By Separate Resolutions, Election of Director Nominees: Nominees: 1a. Sherry A. Aaholm For 1b. Jerry W. Burris For 1c. Susan M. Cameron For 1d. Michael L. Ducker For 1e. Danita K. Ostling For 1f. Nicola Palmer For 1g. Herbert K. Parker For 1h. Greg Scheu For 1i. Beth A. Wozniak For 2. Approve, by Non-Binding Advisory Vote, the Compensation of the Named Executive Officers For 3. Recommend, by Non-Binding Advisory Vote, the Frequency of Advisory Votes on the Compensation of Named Executive Officers 1 Year 4. Ratify, by Non-Binding Advisory Vote, the Appointment of Deloitte & Touche LLP as the Independent Auditor and Authorize, by Binding Vote, the Audit and Finance Committee of the Board of Directors to Set the Auditor’s Remuneration For 5. Authorize the Board of Directors to Allot and Issue New Shares under Irish Law For 6. Authorize the Board of Directors to Opt Out of Statutory Preemption Rights under Irish Law For 7. Authorize the Price Range at which nVent Electric plc Can Re-allot Shares it Holds as Treasury Shares under Irish Law For NOTE: To consider and act on such other business as may properly come before the Annual General Meeting or any adjournment.

1 Krause, Dominique From: SPECIMEN <id@proxyvote.com> Sent: Tuesday, March 4, 2025 1:37 PM To: Krause, Dominique Subject: #RICSSUMID# Vote now! NVENT ELECTRIC PLC Annual Meeting %P23099_0_ 0123456789012345_0000001% This Message Is From an External Sender This message came from outside your organization. Be the vote that counts. NVENT ELECTRIC PLC 2025 Annual Meeting

2 May 16, 2025 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Important Information For holders as of March 19, 2025 Vote Common Shares by: May 14, 2025 Control Number: 0123456789012345 Vote Plan Shares by: May 11, 2025 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000

3 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 View documents: Proxy Statement | Form 10-K | Irish Statutory Financial Statement(s) | © 2025 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement